                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) August 17, 2000
                                                         ---------------

                        On-Point Technology Systems, Inc.
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             (Exact name of registrant as specified in its charter)


        Navada                   0-21738                       33-0423037
   (State or other              Commission                    (IRS Employer
   jurisdiction of             File Number)                Identification No.)
   incorporation)

   1370 San Marcos Blvd., Suite 100, San Marcos, California        92069
   ----------------------------------------------------------------------------
   (Address of principle executive offices)                      (Zip Code)


         Registrant's telephone number, including area code (760) 510 4900)
                                                            ---------------

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountants

         (a) The following sets forth the information required by item 304(a)(1) of Regulation S-K:

             On August 17, 2000, Deloitte & Touche LLP (D&T) resigned as the Registrant's certifying accountant. The report of D&T for the years ended December 31, 1999 and 1998 contained no adverse or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.

             As previously reported in the Company's 1998 Form 10-KSB/A filed on March 31, 2000, the Registrant's financial statements as of and for the year ended December 31, 1998 were restated to reflect certain long-term leases as operating leases, rather than sales-type leases and to apply the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," to certain options and warrants granted to certain parties. D&T agreed with both restatements.

         (b) The Company has requested from D&T the letter required by Item 304(a)(3) of Regulation S-K.


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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       On-Point Technology Systems, Inc.

Date: August 23, 2000                  /s/ Jose M. Rodriguez
                                       ---------------------
                                       As Registrant's Principle Financial
                                       & Accounting Officer